For additional information contact:          Shawne S. Leach, 501-905-8991
                                             Vice President-Investor Relations

                                             George Smith, 501-905-8117
                                             Vice President-Media Services
                                             email:  george.s.smith@alltel.com

Release date:                                April 21, 1998



                  ALLTEL REPORTS FIRST QUARTER EARNINGS GROWTH
                      OF 12 PERCENT FROM CURRENT BUSINESSES


FOR IMMEDIATE RELEASE
LITTLE ROCK, Ark. -- ALLTEL today announced first quarter 1998 results from current businesses: quarterly revenues and earnings per share grew 13 percent and 12 percent, respectively, to $847 million and 55 cents per share. Quarterly results were boosted by strong gains in its long-distance business as well as the fourth consecutive quarter of double-digit revenue growth in its information services business.
     Among the highlights from current businesses in the first quarter:
       Earnings per share grew 12 percent from a year ago, to 55 cents per share.
       The number of ALLTEL long-distance customers increased to 315,300 and has more than doubled since the year-ago period.
       Wireless operations produced better than expected customer growth, adding a record 102,000 gross units in the quarter.
       Access line growth exceeded 6 percent.
       ALLTEL implemented digital wireless service in its first PCS market, Jacksonville, Fla.
       Revenues from information services increased at double-digit rates, reflecting additional business from new and existing customers.
     Revenues and operating income from current businesses for the first quarter were $846,962,000 and $191,547,000, up 13 percent and 6 percent, respectively, from the previous year.

                                    - more -

1st Quarter Earnings
Page 2

     Joe Ford, ALLTEL chairman and chief executive officer, said, "We were pleased with quarterly results as we continued to deliver double-digit earnings growth to our shareholders. Our integrated communications business continued to exhibit good growth while rolling out new products and developing an extended long-distance infrastructure to support future growth. In addition, our information services business continues to sign new contracts and expand services with existing customers.
     "We are particularly pleased with our long-distance business which has been in full operation since early 1997," Ford said. "Despite a formidable competitive environment, we have brought this business to a profitable level while doubling our number of customers over the past year. In addition, we expect our extended fiber network -- which will be one of the largest fiber networks in the southeast -- to be completed late this year, allowing us to meet the growing demand for our local service, long distance, wireless, Internet and information services.
     "At the same time, we continue to sell our internet service and implement competitive local exchange services in selected markets where ALLTEL has an established presence and strong local distribution channels," he said.
     "Wireless results were characterized by record growth in gross customer additions accompanied by a corresponding rise in marketing expense. We would expect to see the revenue and income contribution from these new customers in future quarters. Churn improved in the quarter and revenue per customer remained strong, declining only 3 percent year-over-year," Ford said.
     Information services continued to produce double-digit growth in revenues as it expanded existing relationships and signed new contracts, he said. "We recently announced a major outsourcing agreement with Hughes-Ispat Ltd. -- valued at approximately $200 million over 10 years -- in which we will provide outsourcing of the information technology function and the communications operations function as well. This contract highlights the unique combination of ALLTEL's communication and information service expertise," Ford said.
     "Perhaps the most exciting event to occur in the first quarter was our announcement to merge with 360 Communications Company, one of the country's leading wireless companies. We continue to expect the merger to close in the third quarter and are proceeding to obtain the necessary regulatory approvals," he said.

1st Quarter Earnings
Page 3

                                    - more -
     ALLTEL is a customer-focused, information technology company that provides wireline and wireless communications and information services.

* ALLTEL, NYSE: AT
www.alltel.com

                                    - more -


ALLTEL CORPORATION
HIGHLIGHTS
(Dollars in thousands, except per share amounts)


                                  THREE MONTHS ENDED MARCH 31                            TWELVE MONTHS ENDED MARCH 31
                                  ---------------------------                            ----------------------------

                                                        Increase                                                Increase
                                                       (Decrease)                                              (Decrease)
FROM CURRENT BUSINESSES          1998         1997       Amount       %                1998           1997       Amount       %
                                 ----         ----       ------       -                ----           ----       ------       -
REVENUES AND SALES:
  Wireline                   $334,447     $301,176     $ 33,271      11          $1,302,153     $1,180,444     $121,709      10
  Wireless                    140,629      124,117       16,512      13             559,238        491,073       68,165      14
                             --------     --------     --------                  ----------     ----------     --------
  Total communications        475,076      425,293       49,783      12           1,861,391      1,671,517      189,874      11
  Information services        266,861      217,164       49,697      23           1,023,070        862,026      161,044      19
  Product distribution         81,773       76,060        5,713       8             322,568        301,587       20,981       7
  Other operations             23,252       34,258      (11,006)    (32)            107,874        133,028      (25,154)    (19)
                             --------     --------     --------                  ----------     ----------     --------

Total revenues and sales     $846,962     $752,775     $ 94,187      13          $3,314,903     $2,968,158     $346,745      12
                             ========     ========     ========                  ==========     ==========     ========


OPERATING INCOME:
  Wireline                   $115,655     $105,901     $  9,754       9          $  456,204     $  408,848     $ 47,356      12
  Wireless                     40,063       39,688          375       1             178,776        158,861       19,915      13
                             --------     --------     --------                  ----------     ----------     --------
  Total communications        155,718      145,589       10,129       7             634,980        567,709       67,271      12
  Information services         36,863       33,664        3,199      10             148,421        141,905        6,516       5
  Product distribution          3,581        3,278          303       9              12,787         14,991       (2,204)    (15)
  Other operations              1,758        2,928       (1,170)    (40)              7,618         11,755       (4,137)    (35)
                             --------     --------     --------                  ----------     ----------     --------

  Total business segments     197,920      185,459       12,461       7             803,806        736,360       67,446       9
  Corporate expenses            6,373        5,373        1,000      19              29,920         24,830        5,090      20
                             --------     --------     --------                  ----------     ----------     --------

Total operating income       $191,547     $180,086     $ 11,461       6          $  773,886     $  711,530     $ 62,356       9
                             ========     ========     ========                  ==========     ==========     ========

Net income                   $101,278     $ 91,830     $  9,448      10          $  408,345     $  367,300     $ 41,045      11
Preferred dividends               240          258          (18)     (7)                990          1,055          (65)     (6)
                             --------     --------     --------                  ----------     ----------     --------

Net income applicable to
  common shares              $101,038     $ 91,572     $  9,466      10          $  407,355     $  366,245     $ 41,110      11
                             ========     ========     ========                  ==========     ==========     ========


BASIC EARNINGS PER
  AVERAGE COMMON SHARE
  OUTSTANDING                    $.55         $.49         $.06      12               $2.20          $1.94         $.26      13

From current businesses excludes the sold healthcare, wire and cable operations, the provision to reduce carrying value of certain assets, and gain on disposal of assets.

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

ALLTEL CORPORATION
HIGHLIGHTS-Page 2
(Dollars in thousands, except per share amounts)


                                          THREE MONTHS ENDED MARCH 31                        TWELVE MONTHS ENDED MARCH 31
                                          ---------------------------                        ----------------------------

                                                                  Increase                                          Increase
                                                                  Decrease)                                        (Decrease)
                                        1998           1997        Amount     %            1998          1997        Amount      %
                                        ----           ----        ------     -            ----          ----        ------      -
AS REPORTED:
  Revenues and sales                $846,962       $784,305       $62,657     8      $3,326,220    $3,202,457      $123,763      4
  Operating income                  $191,547       $181,225       $10,322     6        $757,346      $601,685      $155,661     26
  Net income                        $123,551       $101,708       $21,843    21        $529,729      $309,372      $220,357     71
  Basic earnings per share              $.67           $.54          $.13    24           $2.85         $1.63         $1.22     75



COMMON SHARES:
  Weighted average for period    184,074,000    186,841,000    (2,767,000)   (1)    185,367,000   188,648,000    (3,281,000)    (2)
  End of period                  184,310,000    186,544,000    (2,234,000)   (1)


Current annual dividend rate per
  common share                         $1.16          $1.10          $.06     5


Capital expenditures                $100,346       $145,351      ($45,005)  (31)       $500,568      $506,186       $(5,618)    (1)
Total assets                                                                         $5,842,984    $5,227,170      $615,814     12
Wireline access lines                                                                 1,821,170     1,707,877       113,293      7
Wireless customers                                                                      976,769       843,658       133,111     16
Long-distance customers                                                                 315,309       154,265       161,044    104


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


ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share amounts)

                                       THREE MONTHS ENDED MARCH 31     TWELVE MONTHS ENDED MARCH 31
                                       ---------------------------     ----------------------------

                                               1998         1997              1998           1997
                                               ----         ----              ----           ----
REVENUES AND SALES:
  Service revenues                         $717,934     $625,814        $2,793,027     $2,543,613
  Product sales                             129,028      158,491           533,193        658,844
                                           --------     --------        ----------     ----------

    Total revenues and sales                846,962      784,305         3,326,220      3,202,457
                                           --------     --------        ----------     ----------

COSTS AND EXPENSES:
  Operations                                446,192      392,282         1,740,649      1,611,582
  Cost of products sold                      84,080      104,070           342,174        444,059
  Depreciation and amortization             125,143      106,728           469,177        424,851
  Provision to reduce carrying value of
    certain assets                                -            -            16,874        120,280
                                           --------     --------        ----------     ----------

    Total costs and expenses                655,415      603,080         2,568,874      2,600,772
                                           --------     --------        ----------     ----------

OPERATING INCOME                            191,547      181,225           757,346        601,685

Other income, net                             5,141         (573)           10,950          1,806

Interest expense                            (33,499)     (32,002)         (131,678)      (128,624)

Gain on disposal of assets and other         36,584       16,216           226,990         16,216
                                           --------     --------        ----------     ----------

Income before income taxes                  199,773      164,866           863,608        491,083

Income taxes                                 76,222       63,158           333,879        181,711
                                           --------     --------        ----------     ----------

Net income                                  123,551      101,708           529,729        309,372

Preferred dividends                             240          258               990          1,055
                                           --------     --------        ----------     ----------

Net income applicable to common shares     $123,311     $101,450        $  528,739     $  308,317
                                           ========     ========        ==========     ==========

EARNINGS PER SHARE:
  Basic                                        $.67         $.54             $2.85          $1.63
  Diluted                                      $.66         $.54             $2.83          $1.62


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


ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)


ASSETS

                                               MARCH 31,       DEC. 31,     MARCH 31,
                                                 1998           1997          1997
                                                 ----           ----          ----
CURRENT ASSETS:
  Cash and short-term investments             $   36,243     $   16,212    $   28,266
  Accounts receivable (less allowance for
    doubtful accounts of $19,301, $18,562
    and $21,376, respective)                     529,664        560,928       504,878
  Materials and supplies                          17,491         14,237        17,893
  Inventories                                     45,018         51,277        83,434
  Prepaid expenses                                34,658         23,190        29,984
                                              ----------     ----------    ----------

  Total current assets                           663,074        665,844       664,455
                                              ----------     ----------    ----------

Investments                                      987,485        775,647       736,401

Goodwill and other intangibles                   608,161        606,484       438,044


PROPERTY, PLANT AND EQUIPMENT:
  Wireline                                     4,122,004      4,068,502     3,794,874
  Wireless                                       703,229        692,490       611,317
  Information services                           553,538        539,743       481,190
  Other                                           11,488         11,008        24,132
  Under construction                             221,579        218,951       256,675
                                              ----------     ----------    ----------

  Total property, plant and equipment          5,611,838      5,530,694     5,168,188
  Less accumulated depreciation                2,434,664      2,340,242     2,085,804
                                              ----------     ----------    ----------

  Net property, plant and equipment            3,177,174      3,190,452     3,082,384
                                              ----------     ----------    ----------

Other assets                                     407,090        395,018       305,886
                                              ----------     ----------    ----------



TOTAL ASSETS                                  $5,842,984     $5,633,445    $5,227,170
                                              ==========     ==========    ==========


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

ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS - Continued
(Dollars in thousands)


LIABILITIES AND SHAREHOLDERS' EQUITY

                                           MARCH 31,     DEC. 31,     MARCH 31,
                                             1998          1997         1997
                                             ----          ----         ----

CURRENT LIABILITIES:
  Current maturities of long-term debt     $  44,188    $  48,028   $    40,331
  Accounts payable                           215,178      237,865       213,422
  Advance payments and customer deposits     102,679       84,215        67,371
  Accrued taxes                              127,806       74,681       112,643
  Accrued dividends                           55,155       55,012        52,176
  Other current liabilities                  124,970      137,480       145,965
                                          ----------   ----------    ----------
  Total current liabilities                  669,976      637,281       631,908
                                          ----------   ----------    ----------




Long-term debt                             1,747,297    1,874,172     1,698,913
Deferred income taxes                        768,780      665,473       600,693
Other liabilities                            237,330      242,388       236,263
Preferred stock, redeemable                    5,592        5,625         6,413



SHAREHOLDERS' EQUITY:
  Preferred stock                              9,142        9,155         9,196
  Common stock                               184,310      183,673       186,544
  Additional capital                         163,167      152,936       258,219
  Unrealized holding gain on investments     425,498      300,671       285,976
  Retained earnings                        1,631,892    1,562,071     1,313,045
                                          ----------   ----------    ----------

  Total shareholders' equity               2,414,009    2,208,506     2,052,980
                                          ----------   ----------    ----------


TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                      $5,842,984   $5,633,445    $5,227,170
                                          ==========   ==========    ==========


                                      -END-